LAW\13085\301036.01
                    SECOND AMENDMENT TO LEASE AGREEMENT

     THIS SECOND AMENDMENT TO LEASE AGREEMENT ("Second Amendment") is made and entered into by and between JOSEPH H. AND NORA KISER ("Landlord") and VARI-L COMPANY, INC., a Colorado corporation ("Tenant").

                                 RECITALS

     A. Landlord and Tenant have heretofore executed a certain Lease Agreement dated and effective as of July 14, 1995, as amended by Amendment to Lease Agreement dated and effective as of September 1, 1995 (the "Lease Agreement"), with respect to certain leased premises (the "Premises") at 15556 East Seventeenth Avenue, Aurora, Colorado, which Premises contain approximately 8,836 square feet of space, as more particularly described in the Lease Agreement, reference to which is hereby made for all purposes.

     B. Landlord and Tenant desire to amend certain provisions of the Lease Agreement as more particularly provided for herein.

     NOW THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, Landlord and Tenant do hereby agree as follows:

     1. Except as otherwise expressly defined herein, capitalized terms used in this Second Amendment shall have the meanings ascribed to them in the Lease Agreement

     2. Landlord and Tenant have agreed to extend the term of the Lease Agreement. In order to facilitate these changes, Landlord and Tenant have agreed to the modifications of the Lease Agreement set forth in this Second Amendment.

     3. Paragraph 2 of the Lease Agreement is hereby deleted in its entirety and replaced with the following:

     The term of this Lease shall commence at 12:00 noon on August 1, 1996 and shall end on August 1, 2004.

     4. Except as amended hereby, all terms of the Lease Agreement shall remain unchanged and in full force and effect, and as amended hereby, the Lease Agreement is ratified and confirmed by the parties.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment effective as of the 31st day of July, 1998.


                              TENANT:

                              VARI-L COMPANY, INC., a Colorado
corporation

                              By:/s/David G. Sherman
                                   David G. Sherman, President


                              LANDLORD:

                              JOSEPH H. AND NORA KISER

                              By:/s/Joseph H. Kiser
                                   Joseph H. Kiser